UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 24, 2013

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	1-13712	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Jefferson Terrace, New Iberia Louisiana	70560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TECHE HOLDING COMPANY

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01.            Other Events.

On May 24, 2013, Teche Holding Company (the “Company”) announced the declaration of a quarterly cash dividend of $0.37 per common share.  A copy of the press release announcing the declaration of the dividend is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 24, 2013, the Board of Directors of the Company approved a stock repurchase plan pursuant to which up to 3% of the Company’s outstanding shares of common stock, or approximately 60,000 shares, may be repurchased.  A copy of the press release announcing the approval of the stock repurchase plan is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Section 9 –Financial Statements and Exhibits

Item 9.01.            Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit 99.1 – Press Release dated May 24, 2013 announcing the declaration of a quarterly cash dividend.

Exhibit 99.2 – Press Release dated May 24, 2013 announcing the approval of a stock repurchase plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J. L. Chauvin
Date: May 28, 2013	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer